UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  May 23, 2005

AEROFLEX INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	000-02324	11-1974412
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 South Service Road, Plainview, New York		11803
(Address of Principal Executive Offices)		(Zip Code)

(516) 694-6700
(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This filing amends the Registrant’s current report on Form 8-K dated May 23, 2005 regarding the Registrant’s acquisition from UbiNetics Holdings Limited of all of the stock of UbiNetics Limited , as well as certain assets located in India, Japan and Hong Kong, all of which constitute the test and measurement business of UbiNetics Holdings Limited (such acquired business being collectively referred to as the “SPG division of UbiNetics Holdings Limited”), and includes the required financial statements as follows:

Item 9.01. Financial Statements and Exhibits.

(a)           Financial Statements of Business Acquired.

The financial statements of the SPG division of UbiNetics Holdings Limited are attached hereto as Exhibit 99.1.

(b)          Pro Forma Financial Information.

The registrant will file the financial information required by this Item not later than 71 days after the date on which the original form 8-K was required to be filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEROFLEX INCORPORATED

	By:	/s/ Michael Gorin
	Name:	Michael Gorin
	Title:	Vice Chairman and Chief
Financial Officer

Date: August 5, 2005

EXHIBIT INDEX

Exhibit No.	Description

99.1	Financial statements of the SPG division of UbiNetics Holdings Limited